BAFC 06-2 - PRICE/YIELD - 1A1

Balance            $49,598,334.00  Delay          24          WAC(1)       5.791769  WAM(1)   357
Coupon             5.000000        Dated          02/01/2006  NET(1)       5.541769  WALA(1)  3
Settle             02/27/2006      First Payment  03/25/2006  Contrib Wac  5.793433

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           95-21           5.378           5.560           5.977           6.401           7.004
           95-22           5.376           5.556           5.969           6.391           6.989
           95-23           5.373           5.552           5.962           6.380           6.973
           95-24           5.370           5.548           5.954           6.369           6.957
           95-25           5.368           5.544           5.947           6.358           6.941
           95-26           5.365           5.540           5.940           6.347           6.926
           95-27           5.363           5.535           5.932           6.336           6.910
           95-28           5.360           5.531           5.925           6.325           6.894
           95-29           5.357           5.527           5.917           6.315           6.879
             WAL          21.671          12.236           5.681           3.585           2.342
        Mod Durn          12.448           7.957           4.360           2.992           2.073
   Mod Convexity           2.249           1.066           0.339           0.153           0.069
Principal Window   Nov15 - Dec35   Mar06 - Dec35   Mar06 - Dec35   Mar06 - Dec35   Mar06 - Nov12
       LIBOR_1MO            4.57            4.57            4.57            4.57            4.57
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Yield Curve   Mat   3MO   6MO   2YR   5YR  10YR  30YR
              Yld 4.544 4.859 4.659 4.549 4.539 4.511

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-2 - PRICE/YIELD - 1A2

Balance            $9,919,666.00  Delay          0           Index          LIBOR_1MO | 4.57  WAC(1)       5.791769  WAM(1)   357
Coupon             4.920000       Dated          02/25/2006  Mult / Margin  1.0 / 0.35        NET(1)       5.541769  WALA(1)  3
Settle             02/27/2006     First Payment  03/25/2006  Cap / Floor    7.5 / 0.35        Contrib Wac  5.793433

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           99-28           4.980           4.986           4.998           5.011           5.030
           99-29           4.978           4.982           4.991           5.001           5.015
           99-30           4.976           4.978           4.985           4.991           5.000
           99-31           4.973           4.975           4.978           4.981           4.985
          100-00           4.971           4.971           4.971           4.971           4.971
          100-01           4.968           4.967           4.964           4.961           4.956
          100-02           4.966           4.963           4.957           4.950           4.941
          100-03           4.963           4.959           4.950           4.940           4.927
          100-04           4.961           4.956           4.943           4.930           4.912
             WAL          21.671          12.236           5.681           3.585           2.342
        Mod Durn          12.767           8.220           4.513           3.085           2.125
   Mod Convexity           2.339           1.127           0.363           0.163           0.072
Principal Window   Nov15 - Dec35   Mar06 - Dec35   Mar06 - Dec35   Mar06 - Dec35   Mar06 - Nov12
       LIBOR_1MO            4.57            4.57            4.57            4.57            4.57
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Yield Curve   Mat   3MO   6MO   2YR   5YR  10YR  30YR
              Yld 4.544 4.859 4.659 4.549 4.539 4.511

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-2 - PRICE/YIELD - 2A13

Balance            $13,539,000.00  Delay          24          WAC(2)       6.019558  WAM(2)   357
Coupon             6.000000        Dated          02/01/2006  NET(2)       5.769558  WALA(2)  3
Settle             02/27/2006      First Payment  03/25/2006  Contrib Wac  6.024995

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

       99-26 2/8           6.056           6.052           6.047           6.042           6.023
       99-27 2/8           6.054           6.049           6.043           6.037           6.016
       99-28 2/8           6.051           6.046           6.039           6.033           6.008
       99-29 2/8           6.048           6.043           6.035           6.028           6.001
       99-30 2/8           6.045           6.039           6.031           6.023           5.993
       99-31 2/8           6.043           6.036           6.026           6.018           5.986
      100-00 2/8           6.040           6.033           6.022           6.014           5.978
      100-01 2/8           6.037           6.030           6.018           6.009           5.971
      100-02 2/8           6.034           6.026           6.014           6.004           5.964
             WAL          21.433          15.935          11.150           8.869           4.999
        Mod Durn          11.443           9.554           7.670           6.582           4.196
   Mod Convexity           1.979           1.360           0.823           0.574           0.216
Principal Window   Mar11 - Jan36   Mar11 - Jan36   Mar11 - Jan36   Mar11 - Jan36   Apr10 - Dec12
       LIBOR_1MO            4.57            4.57            4.57            4.57            4.57
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Yield Curve   Mat   3MO   6MO   2YR   5YR  10YR  30YR
              Yld 4.544 4.859 4.659 4.549 4.539 4.511

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-2 - PRICE/YIELD - 2A14

Balance            $1,633,000.00  Delay          24          WAC(2)       6.019558  WAM(2)   357
Coupon             5.750000       Dated          02/01/2006  NET(2)       5.769558  WALA(2)  3
Settle             02/27/2006     First Payment  03/25/2006  Contrib Wac  6.024995

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

       96-30 6/8           6.051           6.098           6.167           6.226           6.459
       96-31 6/8           6.048           6.095           6.163           6.221           6.451
       97-00 6/8           6.046           6.091           6.159           6.216           6.443
       97-01 6/8           6.043           6.088           6.155           6.211           6.436
       97-02 6/8           6.040           6.085           6.151           6.206           6.428
       97-03 6/8           6.037           6.081           6.147           6.201           6.420
       97-04 6/8           6.034           6.078           6.142           6.196           6.413
       97-05 6/8           6.032           6.075           6.138           6.192           6.405
       97-06 6/8           6.029           6.071           6.134           6.187           6.397
             WAL          21.433          15.935          11.150           8.869           4.999
        Mod Durn          11.537           9.600           7.692           6.598           4.198
   Mod Convexity           2.004           1.369           0.825           0.575           0.216
Principal Window   Mar11 - Jan36   Mar11 - Jan36   Mar11 - Jan36   Mar11 - Jan36   Apr10 - Dec12
       LIBOR_1MO            4.57            4.57            4.57            4.57            4.57
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Yield Curve   Mat   3MO   6MO   2YR   5YR  10YR  30YR
              Yld 4.544 4.859 4.659 4.549 4.539 4.511

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-2 - PRICE/YIELD - 2A15

Balance            $30,000,000.00  Delay          24          WAC(2)       6.019558  WAM(2)   357
Coupon             5.750000        Dated          02/01/2006  NET(2)       5.769558  WALA(2)  3
Settle             02/27/2006      First Payment  03/25/2006  Contrib Wac  6.024995

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

      100-02 4/8           5.769           5.721           5.684           5.632           5.573
      100-03 4/8           5.766           5.714           5.675           5.620           5.556
      100-04 4/8           5.762           5.708           5.666           5.607           5.539
      100-05 4/8           5.759           5.701           5.657           5.594           5.523
      100-06 4/8           5.755           5.695           5.648           5.582           5.506
      100-07 4/8           5.752           5.688           5.638           5.569           5.489
      100-08 4/8           5.749           5.681           5.629           5.557           5.473
      100-09 4/8           5.745           5.675           5.620           5.544           5.456
      100-10 4/8           5.742           5.668           5.611           5.531           5.440
             WAL          14.670           5.938           3.998           2.761           2.041
        Mod Durn           9.158           4.693           3.409           2.465           1.869
   Mod Convexity           1.287           0.341           0.168           0.085           0.049
Principal Window   Mar06 - Feb29   Mar06 - Aug18   Mar06 - Aug13   Mar06 - Sep10   Mar06 - Mar09
       LIBOR_1MO            4.57            4.57            4.57            4.57            4.57
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Yield Curve   Mat   3MO   6MO   2YR   5YR  10YR  30YR
              Yld 4.544 4.859 4.659 4.549 4.539 4.511

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-2 - PRICE/YIELD - 2A1

Balance            $100,000,000.00  Delay          24          WAC(2)       6.019558  WAM(2)   357
Coupon             5.750000         Dated          02/01/2006  NET(2)       5.769558  WALA(2)  3
Settle             02/27/2006       First Payment  03/25/2006  Contrib Wac  6.024995

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           98-21           5.893           5.927           6.324           6.550           6.843
           98-22           5.890           5.923           6.307           6.526           6.810
           98-23           5.888           5.920           6.291           6.502           6.776
           98-24           5.886           5.916           6.274           6.478           6.742
           98-25           5.883           5.913           6.258           6.454           6.709
           98-26           5.881           5.909           6.241           6.430           6.675
           98-27           5.878           5.906           6.225           6.407           6.642
           98-28           5.876           5.902           6.208           6.383           6.608
           98-29           5.874           5.899           6.192           6.359           6.575
             WAL          26.066          14.449           2.103           1.422           1.003
        Mod Durn          13.098           8.948           1.910           1.318           0.940
   Mod Convexity           2.580           1.258           0.051           0.026           0.015
Principal Window   Mar06 - Apr34   Mar06 - Mar28   Mar06 - Jun09   Mar06 - Apr08   Mar06 - Sep07
       LIBOR_1MO            4.57            4.57            4.57            4.57            4.57
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Yield Curve   Mat   3MO   6MO   2YR   5YR  10YR  30YR
              Yld 4.544 4.859 4.659 4.549 4.539 4.511

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-2 - PRICE/YIELD - 2A3

Balance            $1,411,000.00  Delay          24          WAC(2)       6.019558  WAM(2)   357
Coupon             6.000000       Dated          02/01/2006  NET(2)       5.769558  WALA(2)  3
Settle             02/27/2006     First Payment  03/25/2006  Contrib Wac  6.024995

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           97-12           6.246           6.262           6.397           6.598           6.830
           97-13           6.244           6.259           6.392           6.591           6.819
           97-14           6.241           6.256           6.388           6.583           6.809
           97-15           6.239           6.254           6.383           6.576           6.798
           97-16           6.236           6.251           6.379           6.569           6.787
           97-17           6.234           6.248           6.374           6.561           6.777
           97-18           6.231           6.246           6.370           6.554           6.766
           97-19           6.229           6.243           6.365           6.546           6.755
           97-20           6.226           6.240           6.360           6.539           6.744
             WAL          28.386          22.994           9.450           5.154           3.395
        Mod Durn          13.123          12.024           6.979           4.293           2.974
   Mod Convexity           2.686           2.135           0.613           0.224           0.109
Principal Window   Apr34 - Oct34   Mar28 - Jan30   Nov14 - May16   Feb11 - Jul11   Jun09 - Aug09
       LIBOR_1MO            4.57            4.57            4.57            4.57            4.57
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Yield Curve   Mat   3MO   6MO   2YR   5YR  10YR  30YR
              Yld 4.544 4.859 4.659 4.549 4.539 4.511

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-2 - PRICE/YIELD - 2A5

Balance            $2,384,000.00  Delay          24          WAC(2)       6.019558  WAM(2)   357
Coupon             6.000000       Dated          02/01/2006  NET(2)       5.769558  WALA(2)  3
Settle             02/27/2006     First Payment  03/25/2006  Contrib Wac  6.024995

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           97-12           6.244           6.248           6.303           6.509           6.743
           97-13           6.241           6.245           6.300           6.503           6.733
           97-14           6.239           6.243           6.296           6.497           6.724
           97-15           6.237           6.240           6.293           6.491           6.714
           97-16           6.234           6.238           6.290           6.485           6.705
           97-17           6.232           6.236           6.287           6.478           6.695
           97-18           6.229           6.233           6.283           6.472           6.686
           97-19           6.227           6.231           6.280           6.466           6.676
           97-20           6.225           6.228           6.277           6.460           6.667
             WAL          29.408          27.622          16.150           6.447           3.895
        Mod Durn          13.293          12.981           9.857           5.174           3.363
   Mod Convexity           2.782           2.610           1.357           0.328           0.138
Principal Window   Feb35 - Jan36   Oct31 - Jan36   Mar18 - Jan36   Dec11 - Jun13   Oct09 - Apr10
       LIBOR_1MO            4.57            4.57            4.57            4.57            4.57
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Yield Curve   Mat   3MO   6MO   2YR   5YR  10YR  30YR
              Yld 4.544 4.859 4.659 4.549 4.539 4.511

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-2 - PRICE/YIELD - 2A6

Balance            $2,785,000.00  Delay          24          WAC(2)       6.019558  WAM(2)   357
Coupon             5.500000       Dated          02/01/2006  NET(2)       5.769558  WALA(2)  3
Settle             02/27/2006     First Payment  03/25/2006  Contrib Wac  6.024995

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

       93-14 5/8           6.025           6.069           6.448           7.020           7.681
       93-15 5/8           6.023           6.067           6.443           7.013           7.670
       93-16 5/8           6.020           6.064           6.438           7.005           7.659
       93-17 5/8           6.018           6.061           6.434           6.997           7.648
       93-18 5/8           6.015           6.059           6.429           6.990           7.636
       93-19 5/8           6.013           6.056           6.424           6.982           7.625
       93-20 5/8           6.011           6.053           6.420           6.974           7.614
       93-21 5/8           6.008           6.051           6.415           6.967           7.603
       93-22 5/8           6.006           6.048           6.411           6.959           7.592
             WAL          28.426          23.152           9.587           5.191           3.409
        Mod Durn          13.579          12.423           7.153           4.347           2.989
   Mod Convexity           2.837           2.253           0.640           0.228           0.109
Principal Window   Apr34 - Oct34   Mar28 - May30   Nov14 - Sep16   Feb11 - Aug11   Jun09 - Aug09
       LIBOR_1MO            4.57            4.57            4.57            4.57            4.57
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Yield Curve   Mat   3MO   6MO   2YR   5YR  10YR  30YR
              Yld 4.544 4.859 4.659 4.549 4.539 4.511

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-2 - PRICE/YIELD - 2A7

Balance            $2,785,000.00  Delay          24          WAC(2)       6.019558  WAM(2)   357
Coupon             5.500000       Dated          02/01/2006  NET(2)       5.769558  WALA(2)  3
Settle             02/27/2006     First Payment  03/25/2006  Contrib Wac  6.024995

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

       93-14 5/8           6.022           6.048           6.318           6.895           7.550
       93-15 5/8           6.019           6.045           6.314           6.888           7.540
       93-16 5/8           6.017           6.042           6.310           6.881           7.529
       93-17 5/8           6.014           6.040           6.306           6.874           7.519
       93-18 5/8           6.012           6.037           6.302           6.867           7.508
       93-19 5/8           6.010           6.035           6.298           6.860           7.498
       93-20 5/8           6.007           6.032           6.294           6.853           7.487
       93-21 5/8           6.005           6.030           6.290           6.846           7.477
       93-22 5/8           6.002           6.027           6.287           6.839           7.467
             WAL          28.971          25.455          11.918           5.767           3.657
        Mod Durn          13.679          12.970           8.370           4.757           3.187
   Mod Convexity           2.894           2.515           0.901           0.274           0.124
Principal Window   Oct34 - May35   May30 - Nov32   Sep16 - Sep19   Aug11 - Mar12   Aug09 - Dec09
       LIBOR_1MO            4.57            4.57            4.57            4.57            4.57
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Yield Curve   Mat   3MO   6MO   2YR   5YR  10YR  30YR
              Yld 4.544 4.859 4.659 4.549 4.539 4.511

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-2 - PRICE/YIELD - 2A8

Balance            $2,870,000.00  Delay          24          WAC(2)       6.019558  WAM(2)   357
Coupon             5.500000       Dated          02/01/2006  NET(2)       5.769558  WALA(2)  3
Settle             02/27/2006     First Payment  03/25/2006  Contrib Wac  6.024995

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

       93-14 5/8           6.018           6.027           6.158           6.746           7.413
       93-15 5/8           6.016           6.024           6.155           6.740           7.403
       93-16 5/8           6.014           6.022           6.152           6.734           7.393
       93-17 5/8           6.011           6.019           6.148           6.727           7.383
       93-18 5/8           6.009           6.017           6.145           6.721           7.374
       93-19 5/8           6.006           6.015           6.142           6.715           7.364
       93-20 5/8           6.004           6.012           6.139           6.709           7.354
       93-21 5/8           6.002           6.010           6.136           6.703           7.345
       93-22 5/8           5.999           6.007           6.133           6.696           7.335
             WAL          29.521          28.201          17.493           6.644           3.960
        Mod Durn          13.776          13.532          10.595           5.353           3.424
   Mod Convexity           2.951           2.813           1.565           0.349           0.142
Principal Window   May35 - Jan36   Nov32 - Jan36   Sep19 - Jan36   Mar12 - Jun13   Dec09 - Apr10
       LIBOR_1MO            4.57            4.57            4.57            4.57            4.57
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Yield Curve   Mat   3MO   6MO   2YR   5YR  10YR  30YR
              Yld 4.544 4.859 4.659 4.549 4.539 4.511

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-2 - PRICE/YIELD - 2A9

Balance            $4,220,000.00  Delay          24          WAC(2)       6.019558  WAM(2)   357
Coupon             6.000000       Dated          02/01/2006  NET(2)       5.769558  WALA(2)  3
Settle             02/27/2006     First Payment  03/25/2006  Contrib Wac  6.024995

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           97-05           6.263           6.277           6.412           6.634           6.889
           97-06           6.260           6.275           6.408           6.627           6.878
           97-07           6.258           6.272           6.403           6.620           6.868
           97-08           6.255           6.270           6.399           6.612           6.857
           97-09           6.253           6.267           6.394           6.605           6.847
           97-10           6.250           6.264           6.390           6.598           6.836
           97-11           6.248           6.262           6.386           6.591           6.826
           97-12           6.246           6.259           6.381           6.583           6.815
           97-13           6.243           6.256           6.377           6.576           6.804
             WAL          28.568          23.731          10.132           5.333           3.473
        Mod Durn          13.138          12.178           7.330           4.417           3.033
   Mod Convexity           2.698           2.210           0.684           0.237           0.113
Principal Window   Apr34 - Feb35   Mar28 - Aug31   Nov14 - Jan18   Feb11 - Nov11   Jun09 - Oct09
       LIBOR_1MO            4.57            4.57            4.57            4.57            4.57
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Yield Curve   Mat   3MO   6MO   2YR   5YR  10YR  30YR
              Yld 4.544 4.859 4.659 4.549 4.539 4.511

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-2 - PRICE/YIELD - 2A10

Balance            $4,220,000.00  Delay          24          WAC(2)       6.019558  WAM(2)   357
Coupon             6.000000       Dated          02/01/2006  NET(2)       5.769558  WALA(2)  3
Settle             02/27/2006     First Payment  03/25/2006  Contrib Wac  6.024995

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           97-05           6.261           6.265           6.327           6.554           6.811
           97-06           6.258           6.263           6.324           6.548           6.802
           97-07           6.256           6.260           6.321           6.542           6.792
           97-08           6.253           6.258           6.318           6.536           6.783
           97-09           6.251           6.255           6.314           6.530           6.773
           97-10           6.249           6.253           6.311           6.523           6.764
           97-11           6.246           6.251           6.308           6.517           6.754
           97-12           6.244           6.248           6.305           6.511           6.745
           97-13           6.241           6.246           6.301           6.505           6.735
             WAL          29.389          27.527          15.957           6.417           3.884
        Mod Durn          13.273          12.947           9.774           5.152           3.353
   Mod Convexity           2.775           2.596           1.333           0.325           0.137
Principal Window   Feb35 - Jan36   Aug31 - Jan36   Jan18 - Jan36   Nov11 - Jun13   Oct09 - Apr10
       LIBOR_1MO            4.57            4.57            4.57            4.57            4.57
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Yield Curve   Mat   3MO   6MO   2YR   5YR  10YR  30YR
              Yld 4.544 4.859 4.659 4.549 4.539 4.511

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-2 - PRICE/YIELD - 2A2

Balance            $4,220,000.00  Delay          24          WAC(2)       6.019558  WAM(2)   357
Coupon             6.000000       Dated          02/01/2006  NET(2)       5.769558  WALA(2)  3
Settle             02/27/2006     First Payment  03/25/2006  Contrib Wac  6.024995

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

      100-24 6/8           6.241           6.234           6.169           6.063           5.942
      100-25 6/8           6.239           6.231           6.165           6.056           5.931
      100-26 6/8           6.236           6.229           6.160           6.049           5.921
      100-27 6/8           6.234           6.226           6.156           6.042           5.911
      100-28 6/8           6.231           6.224           6.152           6.035           5.901
      100-29 6/8           6.229           6.221           6.148           6.028           5.891
      100-30 6/8           6.227           6.218           6.143           6.021           5.881
      100-31 6/8           6.224           6.216           6.139           6.014           5.870
      101-00 6/8           6.222           6.213           6.135           6.007           5.860
             WAL          28.547          23.645          10.048           5.312           3.463
        Mod Durn          13.051          12.087           7.269           4.405           3.035
   Mod Convexity           2.666           2.179           0.673           0.236           0.113
Principal Window   Apr34 - Jan35   Mar28 - Jun31   Nov14 - Oct17   Feb11 - Nov11   Jun09 - Oct09
       LIBOR_1MO            4.57            4.57            4.57            4.57            4.57
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Yield Curve   Mat   3MO   6MO   2YR   5YR  10YR  30YR
              Yld 4.544 4.859 4.659 4.549 4.539 4.511

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-2 - PRICE/YIELD - 3A1

Balance            $91,863,000.00  Delay          24          WAC(3)       6.115348  WAM(3)   357
Coupon             6.000000        Dated          02/01/2006  NET(3)       5.865348  WALA(3)  3
Settle             02/27/2006      First Payment  03/25/2006  Contrib Wac  6.120727

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

       99-18 4/8           6.077           6.078           6.081           6.083           6.086
       99-19 4/8           6.075           6.074           6.073           6.072           6.071
       99-20 4/8           6.072           6.070           6.066           6.062           6.056
       99-21 4/8           6.069           6.066           6.059           6.051           6.041
       99-22 4/8           6.067           6.062           6.051           6.041           6.026
       99-23 4/8           6.064           6.058           6.044           6.030           6.010
       99-24 4/8           6.061           6.054           6.037           6.020           5.995
       99-25 4/8           6.059           6.050           6.030           6.009           5.980
       99-26 4/8           6.056           6.046           6.022           5.999           5.965
             WAL          21.779          12.243           5.646           3.547           2.317
        Mod Durn          11.582           7.621           4.294           2.968           2.064
   Mod Convexity           2.012           0.992           0.330           0.151           0.068
Principal Window   Nov15 - Dec35   Mar06 - Dec35   Mar06 - Dec35   Mar06 - Dec35   Mar06 - Jun12
       LIBOR_1MO            4.57            4.57            4.57            4.57            4.57
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Yield Curve   Mat   3MO   6MO   2YR   5YR  10YR  30YR
              Yld 4.544 4.859 4.659 4.549 4.539 4.511

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-2 - PRICE/YIELD - 4A2

Balance            $61,314,000.00  Delay          0           Index          LIBOR_1MO | 4.57  WAC(4)       6.125808  WAM(4)   358
Coupon             4.920000        Dated          02/25/2006  Mult / Margin  1.0 / 0.35        NET(4)       5.875808  WALA(4)  2
Settle             02/27/2006      First Payment  03/25/2006  Cap / Floor    8.0 / .35         Contrib Wac  6.130845

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           99-28           4.980           4.986           4.998           5.011           5.028
           99-29           4.978           4.982           4.991           5.001           5.014
           99-30           4.976           4.978           4.984           4.991           5.000
           99-31           4.973           4.974           4.978           4.981           4.985
          100-00           4.971           4.971           4.971           4.971           4.971
          100-01           4.968           4.967           4.964           4.961           4.956
          100-02           4.966           4.963           4.957           4.951           4.942
          100-03           4.963           4.959           4.950           4.941           4.927
          100-04           4.961           4.956           4.943           4.931           4.913
             WAL          21.833          12.319           5.733           3.634           2.390
        Mod Durn          12.825           8.262           4.551           3.125           2.167
   Mod Convexity           2.362           1.137           0.367           0.166           0.074
Principal Window   Dec15 - Dec35   Mar06 - Dec35   Mar06 - Dec35   Mar06 - Dec35   Mar06 - Dec12
       LIBOR_1MO            4.57            4.57            4.57            4.57            4.57
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Yield Curve   Mat   3MO   6MO   2YR   5YR  10YR  30YR
              Yld 4.544 4.859 4.659 4.549 4.539 4.511

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-2 - PRICE/YIELD - 5A1

Balance            $37,865,000.00  Delay          0           Index          LIBOR_1MO | 4.57  WAC(5)       6.337289  WAM(5)   357
Coupon             4.920000        Dated          02/25/2006  Mult / Margin  1.0 / 0.35        NET(5)       6.087289  WALA(5)  3
Settle             02/27/2006      First Payment  03/25/2006  Cap / Floor    7.5 / 0.35        Contrib Wac  6.339527

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           99-28           4.980           4.986           4.998           5.011           5.029
           99-29           4.978           4.982           4.991           5.001           5.015
           99-30           4.976           4.978           4.985           4.991           5.000
           99-31           4.973           4.974           4.978           4.981           4.985
          100-00           4.971           4.971           4.971           4.971           4.971
          100-01           4.968           4.967           4.964           4.961           4.956
          100-02           4.966           4.963           4.957           4.950           4.941
          100-03           4.963           4.959           4.950           4.940           4.927
          100-04           4.961           4.956           4.943           4.930           4.912
             WAL          21.842          12.289           5.688           3.587           2.344
        Mod Durn          12.829           8.241           4.517           3.087           2.127
   Mod Convexity           2.363           1.135           0.363           0.163           0.072
Principal Window   Aug15 - Dec35   Mar06 - Dec35   Mar06 - Dec35   Mar06 - Dec35   Mar06 - Nov12
       LIBOR_1MO            4.57            4.57            4.57            4.57            4.57
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Yield Curve   Mat   3MO   6MO   2YR   5YR  10YR  30YR
              Yld 4.544 4.859 4.659 4.549 4.539 4.511

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-2 - PRICE/YIELD - 4A1

Balance            $33,060,000.00  Delay          0           WAC          6.205541  WAM   357
Coupon             9.089969        Dated          02/25/2006  NET          5.955541  WALA  3
Settle             02/27/2006      First Payment  03/25/2006  Contrib Wac  6.210481

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           99-25           9.288           9.299           9.321           9.343           9.374
           99-26           9.285           9.294           9.313           9.332           9.358
           99-27           9.281           9.289           9.305           9.320           9.342
           99-28           9.278           9.284           9.296           9.309           9.327
           99-29           9.274           9.279           9.288           9.298           9.311
           99-30           9.271           9.274           9.280           9.286           9.295
           99-31           9.267           9.269           9.272           9.275           9.279
          100-00           9.264           9.264           9.264           9.264           9.264
          100-01           9.260           9.259           9.256           9.253           9.248
             WAL          21.836          12.308           5.716           3.616           2.372
        Mod Durn           8.909           6.259           3.828           2.765           1.986
   Mod Convexity           1.319           0.703           0.266           0.133           0.064
Principal Window   Aug15 - Dec35   Mar06 - Dec35   Mar06 - Dec35   Mar06 - Dec35   Mar06 - Dec12
       LIBOR_1MO            4.57            4.57            4.57            4.57            4.57
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Yield Curve   Mat   3MO   6MO   2YR   5YR  10YR  30YR
              Yld 4.544 4.859 4.659 4.549 4.539 4.511

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-2 - PRICE/YIELD - 6A1

Balance            $35,150,000.00   Delay           24           WAC(6)        5.826211   WAM(6)    354
Coupon             5.500000         Dated           02/01/2006   NET(6)        5.576211   WALA(6)   6
Settle             02/27/2006       First Payment   03/25/2006   Contrib Wac   5.826338

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           98-23           5.654           5.724           5.912           6.062           6.250
           98-24           5.651           5.718           5.900           6.045           6.226
           98-25           5.648           5.713           5.888           6.027           6.202
           98-26           5.645           5.707           5.876           6.010           6.179
           98-27           5.641           5.702           5.864           5.993           6.155
           98-28           5.638           5.696           5.852           5.976           6.132
           98-29           5.635           5.691           5.840           5.959           6.108
           98-30           5.632           5.685           5.828           5.942           6.085
           98-31           5.629           5.680           5.816           5.925           6.061
             WAL          17.314           7.998           3.014           2.031           1.445
        Mod Durn          10.127           5.716           2.632           1.840           1.336
   Mod Convexity           1.634           0.580           0.108           0.053           0.029
Principal Window   Mar06 - May34   Mar06 - Aug28   Mar06 - Dec12   Mar06 - Mar10   Mar06 - Oct08
       LIBOR_1MO            4.57            4.57            4.57            4.57            4.57
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Yield Curve   Mat   3MO   6MO   2YR   5YR  10YR  30YR
              Yld 4.544 4.859 4.659 4.549 4.539 4.511

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.